UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  June 18, 2013
(Date of earliest event reported)

Oak Valley Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)	95361 (Zip Code)

(209) 848-2265 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held June 18, 2013, the following matters were submitted to a vote of security holders with the indicated number of votes being cast for, against or withheld, and with the indicated number of abstentions:

1.                                    To re-elect three members and elect one new member of the Board of Directors to serve until the expiration of their three (3) year term or until their successors are duly elected and qualified.

	Number of Votes
	For	Withheld	Non-Vote
James L Gilbert	3,546,839	17,386	2,536,885

Janet S Pelton	3,544,584	19,641	2,536,885

Roger M Schrimp	3,544,234	19,991	2,536,885

Danny L Titus	3,544,468	19,757	2,536,885

2.                                    To ratify the appointment of Moss Adams, LLP as the Company’s registered public accounting firm, to perform audit services for the year 2013.

For	Against	Abstain	Non-Vote

6,084,168	25	16,917	0

3.                                    To adopt a non-binding advisory resolution approving the compensation of the Company’s senior executive officers.

For	Against	Abstain	Non-Vote

3,470,174	49,952	44,099	2,536,885

4.                                    To adopt a non-binding advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain	Non-Vote

1,091,234	7,888	2,380,251	84,852	2,536,885

5.                                    To amend the Company’s Bylaws to change the date of the annual meeting of shareholders.

For	Against	Abstain	Non-Vote

6,013,334	29,208	58,568	0

6a.                             To amend the Company’s Bylaws to include corporate conversion as an action for which the meeting notice must state general nature of proposal.

For	Against	Abstain	Non-Vote

3,502,646	6,641	54,938	2,536,885

6b.                            To amend the Company’s Bylaws to provide for electronic delivery of notice of shareholder meetings.

For	Against	Abstain	Non-Vote

3,482,346	57,198	24,681	2,536,885

6c.                             To amend the Company’s Bylaws to enhance the notice procedure for director nomination and submission of other proposals by shareholders at annual meetings.

For	Against	Abstain	Non-Vote

2,730,222	819,687	14,316	2,536,885

6d.                           To amend the Company’s Bylaws to enhance the notice procedure for director nomination and submission of other proposals by shareholders at special meetings.

For	Against	Abstain	Non-Vote

2,723,892	828,622	11,711	2,536,885

6e.                             To amend the Company’s Bylaws to enhance the qualifications for director nominees and the procedures for presentation of business at annual shareholder meetings.

For	Against	Abstain	Non-Vote

3,537,756	16,565	9,904	2,536,885

7.                                    To amend the Company’s Bylaws to increase the fixed number of directors on the Board of Directors and delete a moot provision regarding the authorized number of directors.

For	Against	Abstain	Non-Vote

3,424,196	57,619	82,410	2,536,885

8.                                    To amend the Company’s Bylaws to update provisions regarding the election and term of office of directors.

For	Against	Abstain	Non-Vote

3,494,119	15,299	54,807	2,536,885

9.                                    To amend the Company’s Bylaws to update provisions regarding notices for and conduct of Board meetings.

For	Against	Abstain	Non-Vote

3,540,417	12,674	11,134	2,536,885

10.                            To amend the Company’s Bylaws to update provisions regarding director.

For	Against	Abstain	Non-Vote

3,541,961	12,630	9,634	2,536,885

Item 7.01. Regulation FD Disclosure.

Oak Valley Bancorp (“Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K.  The Company presented these materials addressing, among other things, the Company’s business strategies and financial performance, at the Company’s Annual Meeting of Shareholders on Tuesday, June 18, 2013 at 2:00 p.m.  The foregoing description of information contained in the presentation is qualified by reference to such presentation materials attached as Exhibit 99.1.  The Company is not undertaking to update this presentation or the information contained therein.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This report will not be deemed an admission as to the materiality of any information herein or contained in the presentation (including Exhibit 99.1).

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None
(b) Pro forma financial information:

None
(c) Shell company transactions:

None
(d) Exhibits

99.1       Oak Valley Bancorp presentation materials on June 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2013
OAK VALLEY BANCORP

	By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description

99.1	Oak Valley Bancorp presentation materials on June 18, 2013